Exhibit 32.01 - Certification of Interim Chief Executive Officer and
                                     Chief Financial Officer

CERTIFICATION OF INTERIM CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

I, Catherine Thompson, Interim Chief Executive Officer and
Chief Financial Officer of OHANA ENTERPRISES, INC (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

     (1) the quarterly report on Form 10-QSB of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the equirements of section 13(a) of the ecurities Exchange Act of 1934 (15 U.S.C. 78m);

          and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 22, 2004

/s/ Catherine Thompson
Catherine Thompson
Interim Chief Executive Officer and Chief Financial Officer